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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

                                    ORGANIZED UNDER     PERCENTAGE OWNED BY REGISTRANT
             NAME                     THE LAWS OF           AS OF DECEMBER 31, 2005
-------------------------------     ---------------     ------------------------------
Green Dental Laboratories, Inc.        Arkansas                       100%